Exhibit 10.1

2011 Incentive Compensation Program
Amir Bassan-Eskenazi, President and Chief Executive Officer

First Half Bonus Potential		$222,480

2010 Officer Bonus Goal	First Half % Goal Weighting	First Half % Achievement
1) Achieve bookings goal	20%	0%
2) Achieve revenues goal	20%	0%
3) Achieve opex goal	20%	0%
4) Achieve product development goal	20%	0%
5) Achieve teamwork goal	20%	0%
Total	100%	0%

First Half Payout		$ 0

2011 Incentive Compensation Program
Ravi Narula, Senior Vice President and Chief Financial Officer

First Half Bonus Potential		$75,930

2010 Officer Bonus Goal	First Half % Goal Weighting	First Half % Achievement
1) Achieve operating results goal	20.00%	14.00%
2) Achieve financial management goal	10.00%	9.42%
3) Achieve processes improvements goals	7.50%	5.58%
4) Achieve audit and financial controls goal	15.00%	15.00%
5) Achieve employee satisfaction and retention goal	2.50%	3.00%
6) Achieve group goal (CEO’s goals)	50.00%	0.00%
Total	100%	47.00%

First Half Payout		$35,687

2011 Incentive Compensation Program
Rob Horton, Senior Vice President and General Counsel

First Half Bonus Potential		$75,000

2010 Officer Bonus Goal	First Half % Goal Weighting	First Half % Achievement
1) Achieve corporate governance securities compliance goal	10.00%	11.88%
2) Achieve legal department customer satisfaction goal	10.00%	10.87%
3) Achieve human resource goals	10.00%	8.91%
4) Achieve Board of Directors support goals	7.50%	8.95%
5) Achieve litigation management goals	10.00%	11.87%
6) Achieve teamwork goals	2.50%	2.97%
7) Achieve group goal (CEO’s goals)	50.00%	0.00%
Total	100.00%	50.00%

First Half Payout		$37,500

2011 Incentive Compensation Program
Ran Oz, Executive Vice President and Chief Technology Officer*

First Half Bonus Potential		$67,500

2010 Officer Bonus Goal	First Half % Goal Weighting	First Half % Achievement
1) Achieve specified technology demonstration goals	12.50%	0%
2) Achieve roadmap goals	15.00%	0%
3) Achieve corporate development goals	7.50%	0%
4) Achieve intellectual property goal	5.00%	0%
5) Achieve partnership goals	5.00%	0%
6) Achieve teamwork goals	5.00%	0%
7) Achieve group goal (CEO’s goals)	50.00%	0%
Total	100%	0%

First Half Payout		$ 0

* Mr. Oz exited full-time employment in April 2011, and consequently was no longer eligible for payment